Exhibit 10.19

HI/FN, INC.

1996 EQUITY INCENTIVE PLAN

ADOPTED NOVEMBER 21, 1996

AS AMENDED AND RESTATED EFFECTIVE October 23, 2008

1.         Purposes

(a)         The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

(b)         The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)         The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.         Definitions

(a)         "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b)         "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(c)         "Applicable Laws" means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Stock Awards are, or will be, granted under the Plan.

(d)         "Board" means the Board of Directors of the Company.

(e)         "Code" means the Internal Revenue Code of 1986, as amended.

(f)         "Committee" means a committee appointed by the Board in accordance with Section 3 of the Plan.

(g)         "Common Stock" means the common stock of the Company.

(h)         "Company" means hi/fn, inc., a Delaware corporation.

(i)          "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 9(c)(ii) of the Plan.

(j)          "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services; provided, however that a Consultant shall not include a Director.

(k)         "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated.

(l)          "Director" means a member of the Board.

(m)        "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n)         "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. An individual's continuous status as an Employee shall not be deemed to be interrupted or terminated in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(o)         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(p)         "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

 (i) If the Common Stock is listed on any established stock exchange, including without limitation the NASDAQ Global Market, the NASDAQ Global Select Market or the NASDAQ

Capital Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of grant, or if such exchange is not open on the date of grant, on the last market trading day prior to the date of grant, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

 (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of grant, or if the date of grant falls on a non-market trading day, then on the last market trading day prior to the date of grant, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

 (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(q)         "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r)         "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 9(c)(iii) of the Plan.

(s)         "Inside Director" means a Director who is an Employee.

(t)         "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(u)         "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)         "Option" means a stock option granted pursuant to the Plan.

(w)         "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(x)         "Optionee" means a person who holds an outstanding Option.

(y)         "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(z)         "Outside Director" means a Director who is not an Employee.

(aa)       "Plan" means this hi/fn, inc. 1996 Equity Incentive Plan.

(bb)       "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(cc)       "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 9 of the Plan.

(dd)       "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(ee)        "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)         "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 9(c)(i) of the Plan.

3.         Administration

(a)         Procedure.

 (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees, Directors or Consultants.

 (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the transactions contemplated hereunder shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

 (iii) Rule 16b-3. Except as provided in Section 8, to the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

 (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)         Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

 (i)  to determine the Fair Market Value;

 (ii) to select the Employees, Directors and Consultants to whom Stock Awards may be granted hereunder;

 (iii) to determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

 (iv) to approve forms of agreement for use under the Plan;

 (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

 (vi) to reduce the exercise price of any Stock Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Stock Award shall have declined since the date the Stock Award was granted;

 (vii) to institute an Option Exchange Program;

 (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

 (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

 (x) to modify or amend each Stock Award (subject to Section 15(c) of the Plan);

 (xi) to allow holders of Stock Awards to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of a Stock Award that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a holder of a Stock Award to have shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

 (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of Stock Award previously granted by the Administrator;

 (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c)         Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Stock Awards.

4.         Shares Subject to the Plan

(a)          Subject to the provisions of the Plan relating to adjustments upon changes in stock, the stock that may be issued pursuant to all Stock Awards under this Plan shall not exceed in the aggregate five million four hundred and forty-nine thousand nine hundred (5,449,900) shares of the Company's Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 9 of the Plan shall not be available for subsequent issuance under the Plan.

(b)         The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.         Eligibility

(a)         Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

6.         Discretionary Option Provisions

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)         Option Designation. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

(b)         Share Limitations. The following limitations shall apply to grants of Options:

 (i) No Employee, Director or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 shares.

(A) In connection with his or her initial service, an Employee Director or Consultant may be granted Options to purchase up to an additional 1,000,000 shares which shall not count against the limit set forth in subsection (i) above.

(B) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

(C) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

(c)         Term. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(d)         Price. The per share exercise price for the stock to be issued pursuant to exercise of an Option shall be determined by the administrator, subject to the following:

 (i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per share exercise price shall be no less than 110% of the Fair Market Value per share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

 (ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

 (iii) Notwithstanding the foregoing, Options may be granted with per share exercise price of less than 100% of the Fair Market Value per share on the date of grant pursuant to a merger or other corporate transaction.

(e)         Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

     (i) cash;

 (ii) check;

 (iii) promissory note;

 (iv) other shares which (A) in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

 (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

 (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

 (vii) any combination of the foregoing methods of payment; or

 (viii) such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws.

(f)          Transferability. Unless otherwise provided by the Administrator, an Option shall not be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

(g)         Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

(h)         Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the Termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(i)         Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(j)         Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(g), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(k)        Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Administrator determines to be appropriate.

(l)         Re-Load Options. Without in any way limiting the authority of the     Administrator to make or not to make grants of Options hereunder, the     Administrator shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price on the date of exercise of the Original Option which complies with Section 6(d).

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Administrator may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in Section 6(a) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Administrator may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.         Formula Option Provisions.

All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(a)         All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b)         No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of shares to be covered by such Options.

(c)         Each person who first becomes an Outside Director following the effective date of the distribution of the Company's Common Stock held by Stac, Inc., a Delaware corporation and parent company of the Company, pursuant to a registration statement on Form 10 filed with the Securities and Exchange Commission shall be automatically granted an Option to purchase 30,000 shares (the "First Option") or the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(d)         Each Outside Director shall be automatically granted an Option to purchase 10,000 shares (a "Subsequent Option") on the date of the annual meeting of the stockholders of the Company (beginning in 1999), if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(e)         Notwithstanding the provisions of subsections (c) and (d) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

(f)         The terms of each Option granted pursuant to this Section shall be as follows:

 (i) the term of the Option shall be ten (10) years;

 (ii) the exercise price per share shall be 100% of the Fair Market Value per share on the date of grant of the Option;

 (iii) subject to Section 14 hereof, the First Option shall vest and become exercisable as to 20% of the shares subject to the Option on the first anniversary of its date of jgrant, and as to 1/60th of the shares subject to the Option each full month thereafter, provided that the Optionee continues to serve as a Director on such dates;

 (iv) subject to Section 14 hereof, the Subsequent Option shall vest and become exercisable as to 100% of the shares subject to the Option the anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

8.         Terms of Stock Bonuses and Purchases of Restricted Stock

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a)         Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Administrator shall determine and designate in such agreement.

Notwithstanding the foregoing, the Administrator may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b)         Transferability. Unless otherwise provided by the Administrator, no rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, provided, however that any stock awarded under such agreement remains subject to the terms of the applicable agreement. If the Administrator makes a stock bonus or right to purchase stock transferable, such stock bonus or right to purchase stock shall contain such additional terms and conditions as the Administrator deems appropriate.

(c)         Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Administrator, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion. Notwithstanding the foregoing, the Administrator to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d)         Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(e)         Termination of Employment or Relationship as a Director or Consultant. In the event an individual's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

(f)         Share Limitations. The following limitations shall apply to grants of stock bonuses and/or stock purchase right:

 (i) No Employee, Director or Consultant shall be granted, in any fiscal year of the Company, stock bonuses and/or stock purchase right to purchase more than 1,000,000 shares.

(A) In connection with his or her initial service, an Employee, Director or Consultant may be granted a stock bonus and/or stock purchase right to purchase up to an additional 1,000,000 shares which shall not count against the limit set forth in subsection (i) above.

(B) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

(C) If a stock bonus and/or stock purchase right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled stock bonus and/or restricted stock will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of a stock purchase right is reduced, the transaction will be treated as a cancellation of the stock purchase right and the grant of a new stock purchase right.
9.         Stock Appreciation Rights

(a)         The Administrator shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

(b)         Unless otherwise provided by the Administrator, no Stock Appreciation Right shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, provided, however, the cash or stock awarded under such agreement remains subject to the terms of the Stock Appreciation Right. If the Administrator makes a Stock Appreciation Right transferable, such Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate.

(c)         Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

 (i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

 (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Administrator at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

 (iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

(d)         Share Limitations. The following limitations shall apply to grants of Stock Appreciation Rights:

 (i) No Employee, Director or Consultant shall be granted, in any fiscal year of the Company, Stock Appreciation Rights to purchase more than 1,000,000 shares.

(A) In connection with his or her initial service, an Employee, Director or Consultant may be granted Stock Appreciation Rights to purchase up to an additional 1,000,000 shares which shall not count against the limit set forth in subsection (i) above.

(B) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

(C) If a Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Stock Appreciation Right will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of a

Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Stock Appreciation Right and the grant of a new Stock Appreciation Right.

10.         Cancellation and Re-Grant of Options

The Administrator shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock.

11.         Covenants of the Company

(a)         During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)         The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to, issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

12.         Use of Proceeds from Stock

(a)         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

13.         Miscellaneous

(a)         Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(f), 8(b), or 9(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(b)        Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This Section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

(c)         Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, to remove any Director as provided in the Company's Bylaws and the provisions of the General Corporation Law of the State of Delaware or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

(d)         The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(g), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

(e)         To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

14.        Adjustments upon changes in stock

(a)         If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

(b)         In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent not prohibited by applicable law: (A) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (B) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then such Stock Awards shall terminate if not exercised prior to such event.

(c)         In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

15.        Amendment of the plan and stock awards

(a)         Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan. Unless sooner terminated, the Plan shall terminate on November 20, 2011, which shall be within fifteen (15) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)         Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)         Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.        Effective Date of Plan

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

HI/FN, INC.

1996 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Incentive Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable in accordance with the following schedule:

Termination Period:

This Option may be exercised for three months after Optionee ceases to be a Service Provider.  Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan.  In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

1.    Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.    Exercise of Option.

(a) Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administrator.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.    Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) check;

(c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4.     Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5.     Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6.     Tax Consequences.  Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option.  The Optionee may incur regular federal income tax liability upon exercise of an NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.  If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Disposition of Shares.  If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

7.     Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	HI/FN, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

HI/FN, INC.

EXERCISE NOTICE

Hi/fn, Inc.
750 University Ave.
Los Gatos, CA  95032

Date of Exercise: _______________________

Attention: Stock Administrator

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive  Nonstatutory 

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

Shares to be sent to:	Home  Broker 

Address:

Broker Fax #

Account # (if broker):

1.      Exercise of Option. By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1996 Equity Incentive Plan or the 2001 Nonstatutory Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

2.      Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price for the Shares.

3.      Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.      Rights as Shareholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

5.      Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.      Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:
PURCHASER	HI/FN, INC.

Signature	By

Print Name	Title

Date Received
Address:	Address:

HI/FN, INC.

1996 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

[Optionee’s Name and Address]

You have been granted ______ Restricted Stock Units (“RSUs”).  Additional terms of this grant are as follows:

Date of Grant:

Grant Number:

Vesting Schedule:

Expiration Date:

You must sign and return this Notice of Grant to the Company prior to the Expiration Date.  If you fail to do so, then the Award granted hereunder will be deemed null and void.

You will not receive a certificate representing the Shares upon the RSUs becoming nonforfeitable, unless and until you have made satisfactory arrangements with the Company with respect to the payment of any income, employment and other taxes which the Company determines must be withheld with respect to such Shares upon the RSUs becoming nonforfeitable.  You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award.

By your signature below prior to the Expiration Date, you agree that this Notice of Grant, the form of Restricted Stock Unit Agreement attached as Exhibit A hereto and the 1996 Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

GRANTEE:	HI/FN, INC.

By:
Signature	Name:
Title:

Print Name

HIFN, INC,

1996 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

EXHIBIT A

1.    Grant.  The Company hereby grants to ________ (the “Grantee”) an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and subject to the terms and conditions in this Restricted Stock Unit Agreement and the 1996 Equity Incentive Plan, as may be amended from time to time (the “Plan”).  The term “Restricted Stock Units” shall have the same meaning as that ascribed to the term “Stock Units” in the Plan.  All terms used herein with initial capital letters and not otherwise defined herein or in the Notice of Grant that are defined in the Plan shall have the meanings assigned to them in the Plan.

2.    Payment of RSUs.  The RSUs covered by this Restricted Stock Unit Agreement shall become payable to Grantee if they become nonforfeitable in accordance with Section 3 (Vesting Schedule) hereof.

3.    Vesting Schedule.  Subject to Section 4 (Forfeiture upon Termination of Service), the Grantee’s right to receive the Shares subject to the RSUs awarded by this Restricted Stock Unit Agreement will vest in the Grantee according to the vesting schedule specified in the Notice of Grant.

4.    Forfeiture upon Termination of Service.  Notwithstanding any contrary provision of this Restricted Stock Unit Agreement or the Notice of Grant, if the Grantee terminates Service with the Company for any or no reason prior to vesting, the unvested RSUs awarded by this Restricted Stock Unit Agreement will thereupon be forfeited at no cost to the Company.

5.    Form and Time of Payment of RSUs.  Except as otherwise provided for in Section 8 (Adjustments), payment for the RSUs shall be made in form of the Shares at the time they become nonforfeitable in accordance with Section 3 (Vesting Schedule) hereof.

6.    No Dividend Equivalents.  The Grantee of RSUs shall not be entitled to dividend equivalents.

7.    Grant is Not Transferable. Subject to the provisions of Section 10(f) of the Plan regarding the designation of beneficiaries, neither the RSUs granted hereby nor any interest therein or in the Shares related thereto shall be transferable other than by will or the laws of descent and distribution prior to payment.

8.    Adjustments. In the event of any change in the aggregate number of outstanding Shares by reason of (a) any stock dividend, extraordinary dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any Change in Control, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization or partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, then the Board of Directors (or the Committee) shall adjust the number of RSUs then held by the Grantee in such manner as to prevent dilution or enlargement of the rights of the Grantee that otherwise would result from such event.  Moreover, in the event of any such transaction or event, the Board of Directors (or the Committee), in its discretion, may provide in substitution for any or all of the Grantee’s rights under this Restricted Stock Unit Agreement such alternative consideration as it may determine to be equitable in the circumstances.

9.    Compliance with Section 409A of the Code.  To the extent applicable, it is intended that this Restricted Stock Unit Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to the Grantee.  This Restricted Stock Unit Agreement and the Plan shall be administered in a manner consistent with this intent.

10.    No Service Contract. The grant of the RSUs to the Grantee is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.  The grant of the RSUs and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law.  Nothing in this Restricted Stock Unit Agreement will give the Grantee any right to continue Service with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the Service of the Grantee.

11.    No Effect on Service.  The Grantee’s Service with the Company and its Subsidiaries is on an at-will basis only.  Accordingly, the terms of the Grantee’s Service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary to which the Grantee provides Service (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the Service of the Grantee at any time for any reason whatsoever, with or without good cause or notice.

12.    Address for Notices.  Any notice to be given to the Company under the terms of this Restricted Stock Unit Agreement will be addressed to the Company at 750 University Ave, Suite 200, Los Gatos,  California 95032, or at such other address as the Company may hereafter designate in writing or electronically.

13.    Taxes and Withholding.  To the extent that the Company is required to withhold any federal, state, local or foreign tax in connection with any delivery of Shares pursuant to this Restricted Stock Unit Agreement, and the amounts available to the Company are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld.  Unless otherwise determined by the Committee, this tax withholding obligation shall be satisfied by the retention by the Company of Shares otherwise deliverable pursuant to this award; provided, however, that the Shares retained for payment of the tax must satisfy the minimum tax withholding amount permissible under the method that results in the least amount withheld.

14.    Plan Governs.  This Restricted Stock Unit Agreement and the Notice of Grant are subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Restricted Stock Unit Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

15.    Committee Authority.  The Committee will have the power to interpret the Plan and this Restricted Stock Unit Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested).  All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Grantee, the Company and all other interested persons.  No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Restricted Stock Unit Agreement.

16.    Data Privacy.  Information about the Grantee and the Grantee’s participation in the Plan may be collected, recorded, and held, used and disclosed for any purpose related to the administration of the Plan.  The Grantee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within the Grantee’s country or elsewhere, including the United States of America.  The Grantee consents to the processing of information relating to the Grantee and the Grantee’s participation in the Plan in any one or more of the ways referred to above.

17.    Amendments.  Any amendment to the Plan shall be deemed to be an amendment to this Restricted Stock Unit Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee under this Restricted Stock Unit Agreement without the Grantee’s consent.

18.    Severability.  If any provision of this Restricted Stock Unit Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Restricted Stock Unit Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

19.    Successors and Assigns.  Without limiting Section 7 (Grant is Not Transferable) hereof, the provisions of this Restricted Stock Unit Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company.

20.    Governing Law.  This Restricted Stock Unit Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.